UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2005

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   000- 23365                33-0840184
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into s Material Definitive Agreement.

      On November 29, 2005, the Registrant, AG Global Partners Limited and Newgen Fuel Technologies Limited, entered into a Joint Venture Agreement for the Registrant to acquire 500 shares of Newgen Fuel Technologies Limited, so that it would be equally owned by the Registrant and AG Global Partners Limited, and to allow Newgen Fuel Technologies Limited to utilize the Registrants technology in the field of conventional and biofuel blends, and the sale and distribution of such products. Furthermore, the Registrant has agreed to loan Newgen Fuel Technologies Limited $200,000 for operating expenses.

      In connection with the foregoing Joint Venture Agreement, on November 29, 2005, the Registrant entered into a Technology License & Development Agreement with Newgen Fuel Technologies Limited, to grant Newgen Fuel Technologies Limited an exclusive license to its technology in certain defined territories in exchange for royalty payments to be made to the Registrant.

      On November 28, 2005, NWGT International, Inc., a wholly owned subsidiary of the Registrant and Actanol Service Ltd., entered into a Limited Liability Company Agreement for the formation of Actanol Bioengineering, LLC. This joint venture entity is equally owned by the Registrant and Actanol Service Ltd. and was created to oversee the design, engineering, construction, operations and technology support for biodiesel and other biofuel plants worldwide.

      The initial contribution of the Registrant to Actanol Bioengineering, LLC consists of $125,000 to be made available in increments of $25,000 per month, or such greater amounts as may be determined by the board of directors of each entity. The initial contribution of Actanol Service Ltd. to Actanol Bioengineering, LLC consists of services previously provided in connection with various biodiesel projects.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit
Number                                    Description
--------------------------------------------------------------------------------
10.1 Joint Venture Agreement, dated November 29, 2005, by and among Newgen Technologies, Inc., AG Global Partners Limited and Newgen Fuel Technologies Limited
10.2 Technology License & Development Agreement, dated November 29, 2005, by and between Newgen Technologies, Inc. and Newgen Fuel Technologies Limited
10.3 Limited Liability Company Agreement of Actanol Bioengineering, LLC, dated November 28, 2005, by and among Actanol Bioengineering, LLC, Actanol Service Ltd. and Newgen Technologies, Inc.
99.1 Press Release - NewGen Announces Formation of BioEngineering JV for Biofuel Site Development


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEWGEN TECHNOLOGIES, INC.

Dated: December 5, 2005                       By: /s/ Bruce Wunner
                                                  ------------------------------
                                                  Name:  Bruce Wunner
                                                  Title: Chief Executive Officer


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